Summary Prospectus April 29, 2011

ING UBS U.S. Large Cap Equity Portfolio

Class / Ticker	ADV/IMRAX; S/IMRSX

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. For free paper or electronic copies of the Prospectus and other Portfolio information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.INGFunds.com/vp/literature; email a request to Literature_request@INGFunds.com; call 1-800-262-3862; or ask your salesperson, financial intermediary, or retirement plan administrator. The Portfolio’s Prospectus and Statement of Additional Information, each dated April 29, 2011, and the audited financial statements on pages 44-101 of the Portfolio’s shareholder report dated December 31, 2010 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital and future income.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under an insurance company separate account serving as an investment option under variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Administrative Services Agreement provides for a “bundled fee” arrangement under which the Administrator provides administrative services for a single fee.

Annual Portfolio Operating Expenses[1] Expenses you pay each year as a % of the value of your investment

Class		ADV	S
Management Fees	%	0.70	0.70
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.25
Administrative Services Fees	%	0.15	0.15
Other Expenses	%	None	None
Total Annual Portfolio Operating Expenses	%	1.35	1.10
Waivers and Reimbursements[2]	%	(0.10)	(0.10)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.25	1.00
1	Expense ratios have been adjusted to reflect current expense rates.
2	The adviser is contractually obligated to limit expenses to 1.25% and 1.00% for Class ADV and Class S shares, respectively, through May 1, 2012. There is no guarantee this obligation will continue after May 1, 2012. This obligation will continue only if the adviser elects to renew it and is not eligible for recoupment. This obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$127	418	730	1,615
S	$102	340	597	1,331

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Porfolio’s portfolio turnover rate was 55% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The Portfolio will provide shareholders with at least 60 days’ prior written notice of any change in this non-fundamental investment policy. The Portfolio defines large-capitalization companies as those with a market capitalization of at least $3 billion. Investments

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in equity securities may include, but are not limited to, dividend-paying securities, common stock, preferred stock, shares of investment companies, convertible securities, warrants and rights.

In general, the Portfolio emphasizes large capitalization stocks, but also may invest up to 20% of its net assets in the securities of U.S. companies that have market capitalizations within the range of the Russell 1000®Index but below $3 billion in market capitalization and/or securities of foreign companies in developed countries.The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder (“1940 Act”).

The Portfolio may, but is not required to, use exchange-traded or over-the-counter derivative instruments for risk management purposes or as part of the Portfolio’s investment strategies. The derivatives in which the Portfolio may invest include futures and forward currency agreements and may also be used to hedge against a specific currency. In addition, futures on indices may be used for investment (non-hedging) purposes to seek to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.

In selecting securities, the sub-adviser (“Sub-Adviser”) focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. In this context, the fundamental value of a given security is the Sub-Adviser’s assessment of what a security is worth. The Sub-Adviser will select a security whose fundamental value it estimates to be greater than its market value at any given time for each stock under analysis. The Sub-Adviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company’s management team, competitive advantage and core competencies. The Sub-Adviser then compares its assessment of a security’s value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stocks could become worthless.

Convertible Securities  Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Currency  To the extent that the Portfolio invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns.

Dividend  Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Foreign Investments  Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments.

Liquidity  If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market  Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the value-oriented securities in which the Portfolio invests. Rather, the market could favor growth-oriented securities or may not favor equities at all.

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Market Capitalization  Stocks fall into three broad market capitalization categories - large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies  The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ and Class I shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’, Class S shares’, and Class I shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class I shares’ performance has been adjusted to reflect the higher expenses of the Class ADV shares. Class ADV shares, Class S shares, and Class I shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class I shares’ performance would be higher than Class ADV shares’ and Class S shares’ performance because of the higher expenses paid by Class ADV shares and Class S shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class I shares’ performance (2001) and the Class ADV shares’ performance (2002-2010).

Calendar Year Total Returns (as of December 31 of each year)

Best quarter: 2nd, 2009, 18.72% and Worst quarter: 4th, 2008, (26.08)%

Average Annual Total Returns% (for the periods ended December 31, 2010)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class ADV	%	12.73	0.34	1.75	12/10/01
Class S	%	13.01	0.58	1.99	12/10/01
S&P 500® Index[1]	%	15.06	2.29	3.08[2]	—
Russell 1000® Index[1]	%	16.10	2.59	3.64[2]	—
Class I (adjusted)%		12.89	0.34	(0.78)	11/28/97
S&P 500® Index[1]	%	15.06	2.29	1.41	—
Russell 1000® Index[1]	%	16.10	2.59	1.83	—
1	The index returns do not reflect deductions for fees, expenses or taxes.
2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	UBS Global Asset Management (Americas) Inc.
Portfolio Managers
Thomas M. Cole	John C. Leonard
Portfolio Manager (since 05/01)	Portfolio Manager (since 11/97)
Thomas J. Digenan
Portfolio Manager (since 05/01)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account,

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investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

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